                                                                   EXHIBIT 10.17

                  MARKETING AND INTEGRATION AGREEMENT BETWEEN




                   ROWECOM INC. AND BARNESANDNOBLE.COM INC.

                      MARKETING AND INTEGRATION AGREEMENT
                      -----------------------------------

     This MARKETING AND INTEGRATION AGREEMENT dated as of August 20, 1998, between RoweCom Inc., a Delaware corporation ("RCI"), and barnesandnoble.com
                                               ---
inc., a Delaware corporation ("BN").
                               --

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, RCI provides business-to-business electronic commerce services to businesses and not-for-profit institutions interested in purchasing Subscriptions, books and other knowledge products and services of a professional nature (the "RCI Products") and, in connection therewith, RCI collaborates with
             ------------
such entities to enhance existing intranet networks (each, a "RCI Intranet") to
                                                              ------------
enable such entities to purchase Subscriptions, books and other knowledge products and services via their intranets (the "RCI Service"); and
                                                -----------

     WHEREAS, each RCI Intranet contains a home page created by RCI (the "RCI
                                                                          ---
Service Home Page"); and
-----------------

     WHEREAS, RCI operates a web site on the World Wide Web having the URL, www.rowe.com," which describes RCI's business and the products and services it offers to the public (the "RCI Site"); and
                           --------

     WHEREAS, BN, among other things, has implemented a Business Solutions Program (the "Business Solutions Program") pursuant to which BN has created a
              --------------------------
unique web site (the "Business Solutions Site") (the RCI Site and the Business
                      -------------------------
Solutions Site, each individually a "Site") which is accessible solely by the intranets of Business Solutions Program participants (the "BN Intranets" and,
                                                           ------------
together with the RCI Intranets, the "Intranets") and such Business Solutions Site, among other things, sells and provides information regarding books, software and Subscriptions (the "BN Products") to users of BN Intranets; and
                                 -----------

     WHEREAS, the parties hereto desire to join their efforts with respect to the offering of products in the Intranets via the Business Solutions Site and the RCI Service and, at RCI's option, via the RCI Site, by, among other things, creating links between the Business Solutions Site and the RCI Service, exchanging product databases, and, if the parties hereto so agree, ultimately, launching a single fully integrated service for all of the business-to-business services of both parties, including any related web sites (the "Integrated
                                                                ----------
Service"), all on the terms and conditions set forth herein.
-------

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   DEFINITIONS  For purposes of this Agreement, the following terms have the
     -----------
     respective meanings set forth below:

     AGGREGATE REVENUE shall mean the total payment made by one party to the other with respect to the revenue sharing terms and conditions of this Agreement.

     BN AFFILIATES PROGRAM shall mean the BN program whereby links are established from the web sites of certain third parties to the BN Site in connection with the sale of books and other BN Products.

     BNSITE shall mean the web site on the World Wide Web operated by BN and having the URL, "www.bamesandnoble.com."

     BUSINESS SUBSCRIPTION shall mean a Subscription which is a business to business or professional Subscription, or personal subscription purchased at a business location, whether or not such Subscription is currently offered by RCI.

     CONSUMER SUBSCRIPTION shall mean a Subscription which is not a business to business or professional Subscription.

     CURRENT CUSTOMERS shall mean customers of BN and RCI who are customers of BN or RCI, as the case may be, as of the date hereof.

     DEVELOPMENT PLAN means the plan to be jointly prepared by RCI and BN regarding the provision of the Integrated Service as described in Section 3(b)(v) hereof.

     E-NEWS shall mean Electronic Newsstand, Inc., a Delaware company.

     FEE SCHEDULE means the payments payable to each party as set forth on the chart attached hereto as Schedule 1.

     LEVELS refers to the initial services provided by BN and RCI that are described in Section 2 of this Agreement.

     NET SALES PRICE shall mean the price of a book sold to a customer by BN less any amounts added for ***1.
                                         -

     NEW CUSTOMERS shall mean any customers of BN or RCI who become customers of BN or RCI, as the case may be, after the date hereof

     PHASES shall mean the three stages of development, promotion, cross-branding, and integration of Sites as more fully described in Section 4 hereof

     SUBSCRIPTION means any magazines, serials, or other publications, embodied in paper or digital media.

     TRADEMARK means names, trademarks, service marks, trade names, labels, logos, designs or other designations.

     Each of the following terms have the meanings ascribed to it in the section set forth opposite such term:

          BN                                           Preamble
          BN Business Solutions Site                   Preamble
          BN Database                                  Section 4(b)(i)(1)
          BN Intranets                                 Preamble
          BN Products                                  Preamble
          BN Trademarks                                Section 3(a)(i)
          Business Solutions Program                   Preamble
          Change of Control                            Section 8(c)
          E-News Subscriptions                         Section 3(b)(iii)(1)
          Integrated Service                           Preamble
          Intranets                                    Preamble
          Level One Service                            Section 2(b)
          Level Two Service                            Section 2(c)
          RCI                                          Preamble
          RCIDatabase                                  Section 4(b)(i)(2)
          RCI Intranet                                 Preamble
          RCI Products                                 Preamble
          RCI Service                                  Preamble
          RCI Service Home Page                        Preamble
          RCI Site                                     Preamble
          RCI Trademarks                               Section 3(a)(ii)

____________________

     1 Confidential treatment has been requested for this portion of this
     -
exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

          Site                                         Preamble

2.   DESCRIPTION OF SERVICES

     a. GENERAL DESCRIPTION The services that are covered by this Agreement include services which are currently provided by one of the parties and services which may be jointly developed by the parties as a result of this and subsequent agreements between them. Current services include Level One and Level Two. Future services may include if the parties so agree, the Integrated Service.

     b. LEVEL ONE SERVICE. Level One service is currently provided by BN for its business to business clients. This service is marketed as the BN Business Solutions Program. It includes the ability to order and pay for books, magazine subscriptions and software through the BN Business Solutions Site (and may include any other consumer oriented products or services which may become available to users of the BN Site at any time after the date hereof, including, without limitation, article and document search and delivery services, customized recommendations and related value added services). Through this service BN shall continue its practice of utilizing (i) a number of payment options for its participants which shall include credit cards, debit cards, purchasing cards, purchase orders and letters of credit for foreign purchasers, and (ii) tracking and reporting systems which provide users the ability to understand and manage their purchases. Level One service will be enhanced under this Agreement to include a comprehensive catalog of subscription titles provided by RCI. The Level One service will be offered by both BN and RCI, but shall be implemented solely by BN. BN shall not create any solely business-to-business enhancements on the Level One service without the prior written consent of RCI.

     c. LEVEL TWO SERVICE. Level Two service is currently provided by RCI for its business to business clients. This service is marketed as the RCI's kStore service. It includes comprehensive catalogs of Subscriptions, books, and other knowledge products, and enables users to order and pay for these items using RCI's kStore web site. Level Two service will be enhanced under this Agreement to include catalogs of books and software titles provided by BN. Participants of this service shall receive all of the benefits of Level One service participants and will have the option of receiving the additional benefits of Level Two services offered by RCI which shall include enhanced management and payment controls with respect to such clients' intranet users. The Level Two service will be offered by both BN and RCI, but shall be implemented solely by RCI.

     d. INTEGRATED SERVICE. The Integrated Service may be implemented by mutual agreement of the parties hereto. If implemented, the Integrated Service will integrate the Level One and Level Two services into a family of services offered in a joint integrated site supported by both parties. The anticipated structure and characteristics of the Integrated Service are described in Section 4(c) hereof.

     e. COMPETITION BETWEEN SERVICES. Level One and Level Two services are designed to be complementary in nature, responding to different client preferences and requirements. Both services will be offered by both parties to this Agreement with revenue from both services shared as provided in Schedule 1 attached hereto. It is anticipated that, ultimately, subject to subsequent agreement between the parties, these two services will be fully integrated into the Integrated Service which will be jointly developed and offered by both parties. Until such time BN will refrain from enhancing the Level One service to include any control mechanism whereby a corporate participant can state authorization levels or any permission requirement matrix.

3.   LICENSE & MARKETING ARRANGEMENTS
     --------------------------------

     a.   License

          i Subject to the terms and conditions of this Agreement, including, but not limited to, the provisions of Section 9 hereof, BN hereby grants to RCI a non-exclusive, non-transferable, royalty-free right and license (excluding the right to sublicense) (i) to use, copy, distribute, display and allow third parties to access the BN Database and the BN books search engine and Business Solutions software solely to market and promote books and the BN Products to business-to-business clients as described more fully in this Agreement, and (ii) to reproduce and display all Trademarks relating to BN (the "BN Trademarks") solely for the purposes described herein; provided, however, that in performing hereunder RCI shall not make any specific use of any BN Trademark without first submitting a sample of the same to BN and obtaining BN's prior consent, which consent shall not be unreasonably withheld or delayed. Such license shall terminate upon the effective date of the expiration or termination of this Agreement.

          (ii) Subject to the terms and conditions of this Agreement, including, but not limited to, the provisions of Section 9 hereof, RCI hereby grants to BN a non-exclusive, non-transferable, royalty-free right and license (excluding the right to sublicense) (i) to use, copy, distribute, display, allow third parties to access the RCI Database and the RCI Subscription search engine and related transaction software solely to market and promote RCI Products, RCI services, and Subscriptions to business-to-business clients as described more fully in this Agreement, and (ii) to reproduce and display all Trademarks relating to RCI (the "RCI Trademarks") solely for the purposes described herein; provided, however, that in performing hereunder BN shall not make any specific use of any RCI Trademark without first submitting a sample of the same to RCI and obtaining RCI's prior consent, which consent shall not be unreasonably withheld or delayed. Such license shall terminate upon the effective date of the expiration or termination of this Agreement.

b.   MARKETING ARRANGEMENTS

     i.   Marketing Arrangements.  The parties hereby agree to implement the
          ----------------------
          marketing, promotion, and sales efforts described below in accordance with the Development Plan described in Section 3(b)(v) hereof.

     ii   Exclusivity of BN. During the Term, RCI agrees that it will not in any
          -----------------
          area of the Integrated Service, the RCI Service, the RCI Site, or the RCI Service Home Page (or any similar customized home pages of RCI Intranets) or the RCI Products promote or link to the web site of any third party booksellers, nor will it permit any other person or entity to sell books online in any area of the Integrated Service, the

          RCI Service, the RCI Site, or the RCI Service Home Page, provided that the parties understand and agree that the customer owning such intranet cannot be restricted in any way from having relationships with or links to the web sites of third party booksellers. RCI shall notify BN if it intends to enter into any market where it would offer non-English language books, and if BN either offers such non English language books or agrees to carry such non-English language books then the parties shall work together in good faith to enter into an agreement covering such non-English language books. If BN does not then offer such non-English language books and does not agree to carry such non-English language books, RCI may enter into an agreement with a third party vendor to provide such non-English language books.

     iii  Exclusivity of RCI  Except as set forth in clause (2) below, during
          ------------------
          the Term, BN agrees that it will not in any area of the Integrated Service, the BN Site, the BN Business Solutions Site (or any BN customized home pages of BN Intranets), or the BN Products promote or link to the web site of any third party Subscription providers, nor will it permit any other person or entity to sell Subscriptions online in any area of the BN Site, the BN Business Solutions Site (or any BN customized home pages of BN Intranets), or the BN Products, provided that the parties understand and agree that (A) the customer owning such intranet cannot be restricted in any way from having relationships with or links to the web sites of third party Subscription providers; and (B) BN currently has an agreement to buy and to offer to its Current Customers certain Consumer Subscriptions (the "E-News Subscriptions") through the BN Site, which Subscriptions shall not be subject to the terms of this Agreement for the duration of BN's agreement with E-News. All Subscriptions other than the E-News Subscriptions shall be subject to the exclusive marketing arrangement set forth in this Section 3(b)(iii)(1). BN shall notify RCI if it intends to enter into any market where it would offer non-English language Subscriptions, and if RCI either offers such non-English language Subscriptions or agrees to carry such non-English language Subscriptions then the parties shall work together in good faith to enter into an agreement covering such non-English language Subscriptions. If RCI does not then offer such non-English language Subscriptions and does not agree to carry such non-English language

          Subscriptions, BN may enter into an agreement with a third party vendor to provide such non-English language Subscriptions.

     iv.  Future Sales Activities of the Parties.  To the extent that BN enetrs
          ------------------------------
          into any new third party relationships with respect to the sale or promotion of its services in geographic locations not yet undertaken by BN, BN agrees that during the Term BN will, in good faith, use its best efforts to include the RCI Products as part of such undertaking. In addition, to the extent that RCI enters into any new third party relationships with respect to the sale or promotion of RCI Services in geographic locations not yet undertaken by RCI, RCI agrees that during the Term RCI will, in good faith, use its best efforts to include the BN Products as part of such undertaking.

     v.   Development Plan - No later than November 1, 1998, RCI and BN, shall
          ----------------
          agree upon a Development Plan that will include a technology and sales strategy and budget for the balance of 1998 and the full calendar year 1999. The Development Plan will include a specific process and timetable within the calendar year 1999 for the parties to decide whether or not to develop jointly the Integrated Service. The parties shall determine whether to proceed with Phase Three within approximately twelve months following the date hereof or at such other time as the parties shall otherwise agree.

c. During the 60 day period following the date of this Agreement the parties agree to work together in good faith to enter into another agreement with respect to the consumer market which agreement will cover the parties relationship with respect to the BN Site and the RCI Site. Until such agreement is reached, neither party shall be precluded from working with third party vendors of books and/or Subscriptions on the BN Site or the RCI Site, as the case may be.

4.   PHASES OF DEVELOPMENT, MARKETING & INTEGRATION
     ----------------------------------------------

     A.   PHASE ONE - LINKING AND PROMOTIONS

          i    Internet Links to Other Party's Home Page
               -----------------------------------------

               (1)  knowledgeStore and knowledgeLibrary Link to
                    -------------------------------------------
                    the Business Solutions Program. As promptly as practicable
                    ------------------------------
                    after the date hereof, RCI will place a hyperlink from the knowledgeStore and knowledgeLibrary sections of the RCI Site to the home page of the BN Business Solutions Site. Such link shall contain a reference to the Business Solutions Program and shall otherwise contain text and be in a format agreed upon by the parties hereto.

               (2)  RCI Banner Advertisement on the Business Solutions Home
                    -------------------------------------------------------
                    Page.  As promptly as practicable after the date hereof, BN
                    ----
                    will place a banner advertisement (which shall include a hyperlink) on the home page of the BN Business Solutions Site that shall link to the knowledgeStore area of the RCI Site. Such link shall contain a reference to RCI services and shall otherwise contain text and be in a format mutually agreed upon by the parties hereto.

          ii.  Joint Sales Efforts.
               -------------------

               (1) As promptly as practicable after the date hereof, each of BN and RCI will begin coordinating their marketing and selling efforts (as described below) with respect to the services of both parties. The officers of each party (whose primary responsibilities involve marketing and sales) will be responsible for active coordination by both parties in order to maximize the combined revenue of both parties. The parties' respective responsibilities will be as follows:

                    (A)  Enterprise Sales.  RCI and BN shall be responsible for
                         ----------------
                         managing the process of soliciting business from prospective and existing clients who may be interested in implementing on their respective Intranets the Level One or Level Two services (such services are described in Section 2 hereof).

                    (B)  Third Party Sales.  BN and RCI shall approach
                         -----------------
                         publishers, authors, web site owners and operators and other third parties with whom RCI and BN have existing business relationships to generate customer leads in order to gain participation in both of their services.

                    (C)  Sales Support.  Every Level One and Level Two Account
                         -------------
                         will be assigned an account team made up of BN and RCI personnel. BN will be responsible for merchandising support for book sales, and RCI will be responsible for merchandising support for Subscription sales. The BN representative will head the account team for Level One accounts and the RCI representative will head the account team for Level Two accounts.

                    (D)  Sales Channels.  In the event that any third party
                         --------------
                         sales channel (e.g., Intellysis) facilitates the participation of any Level One or Level Two service corporate client, then the parties agree to renegotiate (and equitably adjust) the terms of consideration set forth in Schedule I hereto to take into consideration any commission payment which may be due to such third party sales channel.



     b. PHASE TWO - EXCHANGE OF DATABASES. As promptly as practicable after the parties shall have commenced Phase One, the parties will perform the following obligations:

          i    Delivery of Respective Databases.
               --------------------------------

               (1) BN will deliver to RCI, in a format to be mutually agreed upon by the parties, BN's then existing database of books. At such time, BN will use its commercially reasonable best efforts to increase its book inventory to include additional products which pertain to the areas of Health Services, Financial Services, Professional Services, Academia and High Technology, devoting particular attention to obtaining scientific, technical and medical books. Thereafter, no later than the first day of each week, BN shall deliver to RCI any updates to such database. (The database described in this clause (1) and all updates thereto are hereinafter referred to as the "BN Database".) BN agrees to consider all customer requests for books not included in the BN Database and to obtain such books to the extent practicable; provided, that inclusion of such book does not violate any BN internal policy. Notwithstanding Section 3(b)(ii) hereof, if BN is unable to supply a requested book in a timely manner, RCI may, at its option and upon prompt advance notice to BN, obtain the book from a third party.

               (2) RCI will deliver to BN, in a format to be agreed upon by the parties, RCI's then existing database of Subscriptions. Thereafter, no later than the first day of each week, RCI shall deliver to BN any updates to such database. (The database described in this clause (2) and all updates thereto are hereinafter referred to as the "RCI Database.") RCI agrees to consider all customer requests for Subscriptions not included in the RCI Database and to obtain such Subscriptions to the extent practicable; provided, that inclusion of such Subscriptions does not violate any RCI internal policy. RCI further agrees to actively assist BN in identifying new book titles in connection with BN's obligations described in clause (1) above. Notwithstanding
                    Section 3(b)(iii) hereof, if RCI is unable to supply a requested Subscription in a timely manner, BN may, at its option and upon prompt advance notice to RCI, obtain the Subscription from a third party.

          ii.  BN Business Solutions Site Link to the Magazine Area.  BN will
               ----------------------------------------------------
               continue its current practice of placing a link on the home page of the BN Business Solutions Site accessing the area of the BN Business Solutions Site where Subscriptions can be purchased.

          iii. RCI Link to the Book Area.  RCI shall place a link on the RCI
               -------------------------
               Service Home Page accessing the area of the RCI Service where books can be purchased.

          iv.  Joint Sales Efforts.  The parties shall continue to perform their
               -------------------
               selling obligations as described in Section 4(a)(ii) hereof.

          v.   Orders and Product Fulfillment.  All products purchased through
               ------------------------------
               the BN Business Solutions Site other than Subscriptions shall be processed and fulfilled by BN. All products purchased through the RCI Service other than books shall be processed and fulfilled by RCL Book orders purchased through the RCI Service shall be transmitted to BN by RCI and shall include all payment and customer information related thereto. BN shall then process such orders and ship the products to the customer. Subscription orders purchased through the BN Business Solutions Site shall be transmitted to RCI by BN and shall include all payment and customer information related thereto. RCI shall then process such orders and cause the products to be shipped to the customer.

    c. PHASE THREE - IMPLEMENTATION OF THE INTEGRATED SERVICE. In accordance with the timetable set forth in the Development Plan, the parties shall determine whether to proceed with Phase Three. If they so agree explicitly and in writing (pursuant to an amendment to this Agreement or otherwise), then, as promptly as practicable thereafter, the parties will merge their heretofore parallel sites into a single Integrated Service provided through a single web site all on the terms and conditions as the parties shall mutually agree.

5.   FEES AND PAYMENTS
     -----------------

     a. FEE STRUCTURE. No later than fifteen (15) days after the end of each calendar month, each party shall remit to the other party an amount equal to such party's payment as specified in the Fee Schedule attached hereto as Schedule I.

     b. DISCOUNTS. From time to time, the parties acknowledge that BN may offer a ***2 discount to Business Solutions Program customers in
                     -
          accordance with the terms and conditions of

-----------------------

     2    Confidential treatment has been requested for this portion of this
     -
          exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

          the Business Solutions Program. In the event that BN does not offer such standard discount to Business Solutions Program customers, then with respect to book purchases, ***3 as specified in the Fee Schedule.
                                             -

     c. RCI STANDARD FEE. In the event that RCI increases or decreases the ***4 per Subscription fee that RCI currently charges its Subscription
             -
          customers, then the fees due to BN for Subscription purchases as specified in the Fee Schedule shall be increased or decreased in proportion to the increase or decrease in the Subscription customers fee.

     d. SALES OF ADDITIONAL PRODUCTS. In the event that (i) BN offers for sale products other than the BN Products, or (ii) RCI offers for sale products other than the RCI Products, then the parties shall at such time determine amounts, if any, to be shared between them with respect to revenues received in connection therewith. Nothing herein shall be deemed to obligate either party to participate in any such future revenue sharing.

     e. RENEGOTIATION OF THE TERMS OF CONSIDERATION. The parties hereby agree that on or about ***5 after the date hereof and, thereafter, on or
                              -
          about each ***6 of the date hereof, the parties will review the fee
                        -
          structure set forth in this Section 5 and the Fee Schedule and will, in good faith, renegotiate the terms of consideration hereunder to the extent necessary, if at all, to create a more equitable financial relationship between the parties. In connection therewith, the parties will execute an amendment to this Agreement substantially in the form attached hereto as Schedule 2. Except as expressly modified therein, the terms of consideration herein shall remain in full force and effect.

-----------------------

     3 Confidential treatment has been requested for this portion of this
     -
exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     4 Confidential treatment has been requested for this portion of this
     -
exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     5 Confidential treatment has been requested for this portion of this
     -
exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     6 Confidential treatment has been requested for this portion of this
     -
exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

          in the form attached hereto as Schedule 2. Except as expressly modified therein, the terms of consideration herein shall remain in full force and effect.

     f. PURCHASES MADE VIA THE RCI SITE. In the event that after the date hereof RCI enhances the RCI Site so that customers can purchase books and/or Subscriptions directly from the RCI Site, then RCI may become a member of BN's Affiliates Program pursuant to which ***7 on the BN
                                                                 -
          Site pursuant to a link from the RCI Site to the BN Site.

6.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     A. AUTHORIZATION, ETC. Each party hereby represents and warrants to the other that: (i) it has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; and (ii) this Agreement has been duly authorized, executed and delivered by such party, constitutes the legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, reorganization, insolvency or similar laws of general applicability governing the enforcement of the rights of creditors or by the general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     B. PROPRIETARY INFORMATION. Each party hereby represents and warrants to the other party that: (a) the provision by such party of proprietary information hereunder does not violate any proprietary or intellectual property right of any third party; (b) each party shall promptly inform the other party in the event that such party becomes aware that any third party has filed or threatened to file any suit based on any alleged violation of any such proprietary or intellectual property rights of such party; and (c) each party holds title or license rights sufficient to permit it to grant the licenses granted under Section 3 hereof.

     C.   THIRD PARTY RIGHTS.  Each party represents and warrants to

-----------------------

     7 Confidential treatment has been requested for this portion of this
     -
exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

          the other party that: (a) it is not bound by any agreement or obligation (and will not enter into any agreement or obligation) that could materially interfere with the performance of its obligations under this Agreement; and (b) no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this Agreement.

7.   POLICIES AND CUSTOMER INFORMATION
     ---------------------------------

     a. All customers will be deemed to be customers of the party that accepts and processes the product order. Accordingly, all of such party's rules, policies and operating procedures concerning customer orders, customer service and book sales will apply to those customers. Each party may change its policies and operating procedures at any time; provided that, to the extent practicable, it promptly notifies the other party of such changes. The parties hereto hereby agree that title to any customer information, including but not limited to the name, address, and e-mail address of the customer, shall be owned solely by the party accepting and processing the applicable customer order; it being understood that overlaps may exist with respect to customer information to the extent that customers purchase products from BN and/or RCI through more than one method (i.e., via the Internet and Intranets) or purchase products from one party which are then processed by the other party.

     b. CURRENT CUSTOMER LISTS. Upon execution of this Agreement, each party is delivering to the other party A list setting forth such party's intranet Current Customers as of the date hereof. The list of Current BN Customers is attached hereto as Schedule 3 and the list of Current RCI Customers is attached hereto as Schedule 4. This information shall be considered confidential and shall be subject to Section 10 hereof. BN and RCI each agree not to market or sell to each other's current customers.

     c. BOOKS AND RECORDS. Each party will maintain true and correct books of account containing a record of all information necessary to calculate Net Sales for a period of one (1) year following the date of each transaction subject to this Agreement. Subject to Section 10 hereof, each party or each party's agent shall be entitled to review, at such party's cost, during the other party's regular business hours and upon not less than three business days notice, such books and records for the purpose of verifying the accuracy of such calculation and the amount of payments due hereunder. Any such review will be made not more than once each year during the term of this Agreement. If any such review indicates that during the period reviewed the other party has underpaid amounts to the reviewing party by more than ten percent (10%) of the amounts actually paid during the period reviewed, then such party shall reimburse the reviewing party for all costs and expenses incurred by the reviewing party in performing the review.

8.   TERM, TERMINATION
     -----------------

     a. The term of this Agreement shall commence on the date hereof and shall continue for a period of five years, unless earlier terminated by either party as hereinafter provided (the "Term"). Thereafter, this Agreement shall be automatically renewable for successive one year periods until either party notifies the other party of its intention to terminate this Agreement at least ninety (90) days prior to the expiration of the then current term.

     b. Either party shall have the right to terminate this Agreement by delivery of written notice of termination to the other party hereto in the event such other party materially breaches any representation, warranty, covenant or agreement made by it hereunder or otherwise fails to perform any of its material obligations hereunder and such breach or failure is not cured within fifteen (15) days after delivery of such notice; provided, however, that each party shall be entitled to terminate this Agreement effective upon delivery of notice in the event of a breach by the other party of the provisions of Sections 10 or 11 hereof. Failure to reach agreement upon a Development Plan by November 1, 1998, or failure to implement the Development Plan in good faith and in a timely manner will be considered a material breach.

     c. Either party may terminate this Agreement upon six months prior written notice to the other party given at any time within six months following the occurrence of a Change of Control of the other party; provided, that the party subject to such Change of Control notifies the other party of such event no later than the effective date thereof. Change of Control shall mean a merger or consolidation of the company with or into another entity (other than a merger or reorganization involving only a change in the state of the incorporation of the company, or the acquisition by the company of other businesses where the company survives as a going concern), the sale of all or substantially all of a party's assets to any other person, or the issuance of shares of capital stock of the company in a transaction or series of related transactions in which the persons acquiring such shares acquire more than 50% voting control of the company. Notwithstanding the foregoing, an initial public offering shall not be deemed to be a Change of Control.

     d. Effective on the basis of the first quarter of 1999 and all subsequent calendar year quarters, either party may terminate this Agreement upon six months written notice to the other party if the Aggregate Revenue received by BN in respect of Subscriptions sold during any quarter is less than ***/8/, or if the Aggregate Revenue received by RCI in respect of books sold during any quarter is less than ***/9/.


                                     -

     e. Except as otherwise provided in this Agreement, upon such effective date of termination, each party's rights and obligations hereunder shall terminate; provided, however, that the rights and obligations of the parties hereto under Section 9 through 14 hereof shall survive such expiration and termination.

9.   TRADEMARKS
     ----------

     Each party hereby covenants and agrees that the Trademarks of the other party are and shall remain the sole and exclusive property of that party and neither party shall hold itself out as having any ownership rights with respect thereto or except as specifically granted hereunder, any other rights therein. Any and all goodwill associated with any such rights shall inure directly and exclusively to the benefit of the owner thereof. Each party agrees to use the Trademarks of the other party in the manner requested by the owner of such marks and shall include all legends, symbols or other identifying matter as the owner of such Trademark may reasonably request from time to time.

10.  CONFIDENTIALITY
     ---------------

     Except as otherwise provided in this Agreement or with the

-----------------------

    /8/ Confidential treatment has been requested for this portion of this
     -
        exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.


    /9/ Confidential treatment has been requested for this portion of this
     -
        exhibit. A complete copy of this exhibit, including this redated portion, has been filed with the Securities and Exchange Commission separately.

     consent of the other party hereto, each of RCI and BN agrees that all information including, without limitation, the terms of this Agreement, business and financial information, customer and vendor lists and pricing and sales information, concerning BN or RCI, respectively, or any of its affiliates provided by or on behalf of any of them shall remain strictly confidential and secret and shall not be utilized, directly or indirectly, by such party for its own business purposes or for any other purpose except and solely to the extent that any such information is generally known or available to the public through a source or sources other than such party hereto or its affiliates. Notwithstanding the foregoing, each party is hereby authorized to deliver and file a copy of any such information (a) to any person pursuant to a subpoena issued by any court or administrative agency, (b) to its accountants, attorneys or other agents on a confidential basis and (c) otherwise as required by applicable law, rule, regulation or legal process including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

11.  PUBLICITY
     ---------

     a. Notwithstanding the provisions of Section 10 hereof, promptly after the execution of this Agreement, the parties shall jointly create and approve a press release and communications strategy describing the terms of the relationship between the parties that has been established by this Agreement.

     b.   Subject to Section 10 hereof and clause (a) above, neither party shall
          (i) create, publish, distribute or permit any written material which makes reference to the other party hereto without first submitting such material to the other party and receiving the prior written consent of such party, which consent shall not be unreasonably withheld or delayed, nor (ii) disclose to the public or any third party the relationship between them or the transactions contemplated by this Agreement without receiving the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, no consent shall be required in the event that either party is engaged in an initial public offering or other transaction which, in the reasonable opinion of such party after consultation with their counsel, requires the provision of such information to third parties; provided, that such party must still give the other party prior notice of such disclosure.

12.  INDEMNIFICATION
     ---------------

     a. Each party (the "Indemnifying Party") hereby agrees to indemnify and hold harmless the other party and its subsidiaries and affiliates, and their respective directors, officers, employees, agents, shareholders, partners, members and other owners, against any and all claims, actions, demands, liabilities, losses, damages, judgments, settlements, costs and expenses (including reasonable attorneys' fees) (any or all of the foregoing hereinafter referred to as "Losses") insofar as such Losses (or actions in respect thereof arise out of or are based on any representation or warranty made by the Indemnifying Party being untrue or any breach by the Indemnifying Party of any covenant or agreement made by it herein

     b. Except to the extent that either party provides or otherwise licenses materials to the other party as required hereunder, each party will indemnify and hold the other party harmless from all Losses relating to the development, operation, maintenance and Content (as defined below) of the Indemnifying Party's Site or Intranet program, as the case may be.

     c. For purposes herein, "Content" shall mean BN Content or RCI Content, as the case may be, as defined below.

          i.   "BN Content" shall mean proprietary content of BN contained on
                ----------
               the BN Business Solutions or BN Site and shall include only that content created by BN, its employees or other persons contractually bound to BN to create such content. In no event shall the term BN Content be deemed to include any content created or transmitted by users of the BN Business Solutions Site, BN Site or BN Intranets.

          ii.  "RCI Content" shall mean proprietary content of RCI contained on
                -----------
               RCI Sites and RCI Service Home Pages and shall include only that content created by RCI, its employees or other persons contractually bound to RCI to create such content. In no event shall the term RCI

               Content be deemed to include any content created or transmitted by users of the RCI Site or RCI Intranets.

13.  LIMITATION OF LIABILITY
     -----------------------
     a. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR LOST PROFITS, ARISING FROM ANY PROVISION OF THIS AGREEMENT, EVEN IF SUCH PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     b. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

14.  MISCELLANEOUS
     -------------
     a. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

     b. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreement, written and oral, with respect thereto. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written agreement signed in counterparts or otherwise by both parties.

     c. Any and all notices and other communications to either party hereunder shall be in writing and deemed delivered (i) upon receipt if by hand, overnight courier or telecopy (provided that in the event of a telecopy, concurrently therewith a copy is mailed in accordance with clause (ii) hereof) and (ii) three days after mailing by first class, certified mail, postage prepaid, return receipt requested (1) if to RCI to 725 Concord Ave., Cambridge, Ma 02138, attention: Louis Hernandez; telecopier number: 617-497-

          6800, and (2) if to BN to 76 Ninth Avenue, New York, New York 10011, attention: Vice President, New Business Development, telecopier no.:
          212-414-6120, or to such other address for a party as shall be specified by like notice.

     d. This Agreement does not constitute either party an agent, legal representative, joint venturer, partner or employee of the other for any purpose whatsoever and neither party is in any way authorized to make any contract, agreement, warranty or representation or to create any obligation, express or implied, on behalf of the other party hereto.

      e. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

      f. This Agreement and the provisions hereof shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their permitted assigns. Neither party may assign its rights or obligations under this Agreement without the consent of the other party (which consent shall not be unreasonably withheld or delayed), except to the extent permitted under Section 8(c) hereof.

     g. Each provision of this Agreement shall be considered severable and if, for any reason, any provision hereof is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation of any court or agency having valid jurisdiction, such shall not impair the operation or affect the remaining provisions of this Agreement; and the latter shall continue to be given full force and effect and bind the parties hereto and such invalid provisions shall be deemed not to be a part of this Agreement.

     h. Neither party shall be liable to fulfill its obligations hereunder, or for delays in performance, due to causes beyond its reasonable control, including, but not limited to, acts of God, acts or omissions of civil or military authority, fires, strikes, floods, epidemics, riots or acts of war.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                           ROWECOM,



                                           By: /s/ Louis Hernandez
                                              ----------------------------------
                                                Louis Hernandez
                                                Executive Vice President
                                                Chief Financial Officer


                                           BARNESANDNOBLE.COM


                                           By:  /s/ Carl Rosendorf
                                                --------------------------------
                                                Carl Rosendorf
                                                Vice President Marketing, Sales
                                                Business Development

                                   Schedule I
                                   ----------

                                  Fee Schedule
                                  ------------

----------------------------------------------------------------------------------------------------
               New Customers Accessing            Current RCI Customer              Current BN
               the BN or RCI Service                     Orders                      Customer
                                                                                      Orders
---------------------------------------------------------------------------------------------------
BOOKS          BN PROVIDES BOOK TO CUSTOMER       BN provides book to Current   BN provides book to
                                                  Customer                      Current Customer
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
               BN pays ***/10/ of Net Sales        BN pays ***/11/ of Net        ***/12/
                           -                                  --                    --
               Price to RCI                       Sales Price to RCI,
                                                  pursuant to Section 5B
---------------------------------------------------------------------------------------------------
CONSUMER       RCI PROVIDES SUBSCRIPTION TO       RCI PROVIDES                  RCI PROVIDES
SUBSCRIPTIONS  CUSTOMER                           SUBSCRIPTION TO               SUBSCRIPTION TO
                                                  CURRENT CUSTOMER              CURRENT CUSTOMER

               RCI pays ***/13/ of RCI Net
                            --
               Sales Price per Subscription       RCI retains ***/14/ of all    RCI pays ***/15/ of
                                                                  --                         --
               to BN*                             revenue from sales            RCI Net Sales Price per
                                                                                Subscription to BN*
---------------------------------------------------------------------------------------------------
BUSINESS       RCI PROVIDES SUBSCRIPTION          RCI PROVIDES SUBSCRIPTION     RCI PROVIDES
SUBSCRIPTIONS  TO CUSTOMER                        TO CURRENT                    SUBSCRIPTION TO
---------------------------------------------------------------------------------------------------

     /10/  Confidential treatment has been requested for this portion of this
      -
     exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     /11/ Confidential treatment has been requested for this portion of this
      --
     exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     /12/  Confidential treatment has been requested for this portion of this
      --
     exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     /13/  Confidential treatment has been requested for this portion of this
      --
     exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     /14/  Confidential treatment has been requested for this portion of this
      --
     exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     /15/  Confidential treatment has been requested for this portion of this
      --
     exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

----------------------------------------------------------------------------------------------------
                                                  CUSTOMER                      CURRENT CUSTOMER

               RCI pays ***/16/ of                RCI retains ***/17/           RCI pays ***/18/ per
                            --                                    --                         --
               per Subscription to BN             of all revenue sales          Subscription to BN
----------------------------------------------------------------------------------------------------

* In the event that RCI sources these titles directly from the publisher, and their margins change significantly, RCI will adjust its payment to BN proportionately

______________

     /16/ Confidential treatment has been requested for this portion of this
      --
     exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     /17/ Confidential treatment has been requested for this portion of this
      --
     exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

     /18/ Confidential treatment has been requested for this portion of this
      --
     exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

                                   SCHEDULE 2
                                   ----------

                               FORM OF AMENDMENT


                              AMENDMENT NO. _____



This Amendment No. ______ is entered into between RoweCom Inc., a Delaware corporation ("RCI"), and barnesandnoble.com inc., a Delaware corporation ("BN")
              ---
pursuant to the terms of Section 5(d) of that certain Marketing and Integration Agreement dated as of August ___, 1998 between RCI and BN (the "Marketing
                                                                ---------
Agreement").  This Amendment No. ______ is intended to supplement the Marketing
---------
Agreement by specifying the percentage of the Net Sales Price or per Subscription payment applicable to the sales of books or Subscriptions, as applicable. Capitalized terms used in this Amendment No. ____ and not otherwise defined herein are used with the meanings ascribed to them in the Marketing Agreement.

          In consideration of the mutual promises and covenants contained in the Marketing Agreement, the parties hereby agree that the Marketing Agreement is amended as follows:

1. The Fee Schedule attached to the Marketing Agreement as Schedule I is hereby amended in its entirety as follows:


                                [TO BE SUPPLIED]


          Except as expressly modified by this Amendment No. ____ all terms and conditions of the Marketing Agreement shall remain in full force and effect. This Amendment No. ____ is subject to all of the terms and conditions set forth in the Marketing Agreement.

          IN WITNESS WHEREOF the parties have caused this Amendment to be executed by their authorized representatives as an instrument under seal as of

ROWECOM, INC.                                BARNESANDNOBLE.COM INC.


By:_________________________________         By:________________________________
Name:_______________________________         Name:______________________________
Title:______________________________         Title:_____________________________

                                   SCHEDULE 3
                                   ----------

                              CURRENT BN CUSTOMERS

     ***/19/
         --

_______________________

     /19/ Confidential treatment has been requested for this portion of this
      --
exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

                                   SCHEDULE 4
                                   ----------

                             CURRENT RCI CUSTOMERS


BASF
Lawrence Livermore Nat. Laboratory
Arthur Andersen LLP
PriceWaterhouse LLP
Blue Cross/Blue Shield - Florida
Johns Hopkins University
Ohio University
Univer. of California - San Fran. Med.
Aurora Healthcare Corporation (St. Luke)
Mass. General Hosp.
National Institutes of Health -  NIH
Hewlett Packard End Users
Hewlett Packard/Burnaby
Hewlett Packard/Cupertino
Hewlett Packard/Fort Collins
Hewlett Packard/Fort Collins - End Users
Hewlett Packard/Palo Alto
Hewlett Packard/San Jose
Hewlett Packard/Santa Rosa

***/20/
    --

------------

     /20/ Confidential treatment has been requested for this portion of this
      --
exhibit. A complete copy of this exhibit, including this redacted portion, has been filed with the Securities and Exchange Commission separately.

                                AMENDMENT NO. 2
                                      TO
                      MARKETING AND INTEGRATION AGREEMENT

    AMENDMENT NO. 2 TO MARKETING AND INTEGRATION AGREEMENT (the "Amendment
No. 2") dated as of December 15, 1998 by and between RoweCom, Inc., a Delaware corporation ("RCI"), and barnesandnoble.com llc, a Delaware limited liability company ("BN").

                             W I T N E S S E T H:
                             --------------------

    WHEREAS, the parties hereto previously have entered into a Marketing and Integration Agreement (the "Original Agreement") dated as of August 20, 1998 and an Amendment No. 1 to the Original Agreement dated as of December 23, 1998 ("Amendment No. 1," together with the Original Agreement, the "Agreement"), which, among other things, sets forth the terms and conditions of a joint effort by the parties to offer products to consumers via corporate intranets and the internet; and

    WHEREAS, pursuant to the terms of the Agreement the parties are obligated to develop jointly a development plan detailing a technology and sales strategy and budget regarding the joint offering of products;

    WHEREAS, the parties hereto desire to amend the Agreement to extend the date on which the parties are obligated to agree upon a development plan;

    NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants set forth herein below, the parties hereto hereby agree as follows:

    1. Terms not defined herein shall have the meanings ascribed to them in the Agreement.

    2. The first sentence of Section 3(b)(v) of the Agreement is hereby amended to delete the text included therein in its entirety and, in lieu thereof, the following shall appear:

        No later than February 18, 1999, RCI and BN shall agree upon a Development Plan that will include a technology and sales strategy and budget for the calendar year 1999.

    3. Except as herein provided the Agreement shall remain in full force and effect without amendment or modification. This Amendment No. 2 supersedes any prior understandings or written or oral agreements amongst the parties hereto, or any of them, respecting the subject matter herein and contains the entire understanding amongst the parties hereto with respect thereto.

        4. Other than as set forth herein, neither party by execution of this Amendment No. 2 shall be deemed to have waived any of its rights or remedies at law or in equity in connection with such party's enforcement of the provisions of the Agreement or the provisions of any other agreement executed in connection with the transactions out of which the Agreement arose.

        5. For the convenience of the parties hereto, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

        6. This Amendment No. 2 shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

        7. The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or desirable to effectuate and carry out this Amendment No. 2.

        IN WITNESS WHEREOF, this Amendment No. 2 has been executed as of the day and year first above written by the parties hereto.


                                  ROWECOM INC.


                                  By: /s/ Dr. Richard R. Rowe, Ph.D.
                                     -------------------------------
                                     Name: Dr. Richard R. Rowe, Ph.D.
                                     Title: President and CEO


                                  BARNESANDNOBLECOM LLC


                                  By: /s/ Carl Rosendorf
                                     -------------------
                                     Name: Carl Rosendorf
                                     Title: Vice President

                                       2